Exhibit 8j

Participation Agreement between the issuer and Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC, dated

February 17, 1998 , as amended through July 23, 2018.

AMENDMENT NUMBER 11 TO FUND

PARTICIPATION AGREEMENT

*        *        *

This Amendment to Fund Participation Agreement (the “Amendment”) is entered into as of July 23, 2018 by and among Lord Abbett Series Fund, Inc. (the “Fund”), Lord, Abbett & Co. LLC (the “Advisor”), Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)), and Delaware Life Insurance Company of New York (formerly known as Sun Life Insurance and Annuity Company of New York (collectively, the “Company”). The Fund, the Advisor, and the Company shall be collectively referred to herein as the “Parties.”

WHEREAS, the Parties have entered into a Fund Participation Agreement dated February 17, 1998, as amended (the “Agreement”), and now desire to amend the Agreement pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, and the promises expressed herein, and pursuant to Section 10.8 of the Agreement, the Parties, intending to be legally bound, agree to amend the Agreement as follows:

1.

All references in the Agreement to Sun Life Assurance Company of Canada (US) shall be replaced by Delaware Life Insurance Company, and all references in the Agreement to Sun Life Insurance and Annuity Company of New York shall be replaced with Delaware Life Insurance Company of New York.

2.	Section 1.1 of the Agreement is modified to remove the following phrase: “as listed on Appendix B,” and Appendix B to the Agreement is deleted in its entirety.

3.	Article IX of the Agreement is hereby amended to update the Notice addresses for the Company as follows:

If to the Company:

Delaware Life Insurance Company

Delaware Life Insurance Company of New York

1601 Trapelo Road, Suite 30

Waltham, MA 02451

Attention:             Associate General Counsel,

Product, Operations and Distribution

4.	Appendix A to the Agreement is deleted in its entirety and replaced by attached new Appendix A.

5.

In the event of any inconsistencies between the Agreement and the Amendment, the terms of the Amendment shall govern. All other terms and conditions of the Agreement shall remain in full force and effect.

Signatures on Following Page

IN WITNESS WHEREOF, the Parties hereto have caused the Amendment to be entered into as of date first above written.

LORD ABBETT SERIES FUND, INC.	DELAWARE LIFE INSURANCE COMPANY

/s/ Lawrence H. Kaplan	/s/ Richard A. Termine
Lawrence H. Kaplan	Name: Richard A. Termine
Vice President and Secretary	Title: Authorized Signer

LORD, ABBETT & CO. LLC	DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

/s/ Lawrence H. Kaplan	/s/ Richard A. Termine
Lawrence H. Kaplan	Name: Richard A. Termine
Member	Title: Authorized Signer

APPENDIX A

AVAILABLE PORTFOLIOS

Each of the Portfolios of the Fund, whether existing as of the date of the Agreement or established subsequent thereafter, are available under the Agreement.

Amendment No. 10 to Participation Agreement

This Amendment to the Participation Agreement (“Agreement”), dated February 17, 1998, between Lord Abbett Series Fund, Inc. (the “Fund”), Lord, Abbett & Co. LLC (the “Adviser”) and Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (collectively the “Company”) is effective the 1st day of January, 2012. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, the Fund and the Company desire to distribute the prospectuses of the Fund pursuant to Rule 498 of the Securities Act of 1933 (“Rule 498”); and

WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

1.	For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.

The Fund shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Fund provide the Company with Statutory Prospectuses and any Supplements thereto.

3.	The Fund and/or the Adviser shall be responsible for compliance with Rule 498(e).

4.

The Fund and Adviser each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund. The Fund further represents and warrants that it has appropriate policies and procedures in place in accordance with Rule 498(e)(4) to ensure that such web site continuously complies with Rule 498.

5.

The Fund and Adviser each agrees that the URL indicated on each Summary Prospectus will lead Company contract owners (“Contract Owners”) directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498. To the extent that the web page is not available to Contract Owners, the Fund or Adviser shall promptly notify the Company of any interruptions in availability of this web page. The Fund and Adviser agree that the web landing page used for hosting Summary Prospectuses will not contain any marketing materials relating to any variable insurance contracts and that the landing page will contain Fund documents only for the Fund.

6.

The Fund and Adviser represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract Owner requests for additional Fund documents made directly to the Fund, Adviser or one of their affiliates. The Fund and Adviser further represent and warrant that any information obtained about Contract Owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

7.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract Owners directly to the Company or one of its affiliates.

8.	The Company represents and warrants that any binding together of Summary Prospectuses and/or Statutory Prospectuses for which the Company is responsible will be done in compliance with Rule 498.

9.

At the Company’s request, Adviser and the Fund will provide the Company with access to the current Fund documents for use with Company’s electronic delivery of Fund documents or on the Company’s website. Adviser and the Fund will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the website to which such URLs originally navigate.

10.	If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund and Adviser will provide the Company with at least 120 days’ advance notice of its intent.

11.

The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable. Additionally, the Fund and Adviser agree to indemnify the Company for any and all losses related to any non-compliance with Rule 498 that results in any losses or expense to the Company or its customers.

12.

The parties agree that the Company is not required to distribute Summary Prospectuses to Contract Owners, but rather that the use of the Summary Prospectuses will be at the discretion of the Company. At this time, the Company intends use of the Summary Prospectuses for its Annuity business and continued use of the Statutory Prospectuses as the Company deems appropriate.

13.

In the event of any inconsistencies between the Participation Agreement and this Amendment, the terms of this Amendment shall govern. In addition, except as amended hereby, all other terms and conditions of the Participation Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Stephen Deschenes

Name and Title: Stephen Deschenes, Senior Vice President

Date: 11/10/11

By:	/s/ Susan J. Lazzo

Name and Title: Susan J. Lazzo, AVP & Senior Counsel

Date: 11/10/11

LORD ABBETT SERIES FUND, INC.

By:	/s/ Lawrence H. Kaplan

Name and Title: Lawrence H. Kaplan, Vice President and Secretary

Date:11/8/11

LORD, ABBETT & CO. LLC

By:	/s/ Lawrence H. Kaplan

Name and Title: Lawrence H. Kaplan, Member
Date:	11/8/11

1 of 2

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 9

Effective August 1, 2011

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April, 17, 2000, May 1, 2001, September 1, 2002, December 1, 2003, October 1, 2006, January 29, 2007, August 1, 2007 and August 1, 2010 by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD ABBETT & CO. LLC (formerly Lord, Abbett & Co., a New York partnership) (“ADVISER”), a Delaware limited liability company, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the (“COMPANY”), is hereby amended as follows:

Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	Fundamental Equity Portfolio
International Opportunities Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account K	Fundamental Equity Portfolio
Growth Opportunities Portfolio

Sun Life of Canada (U.S.) Variable Account G	Fundamental Equity Portfolio
International Opportunities Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life (N.Y.) Variable Account C	Fundamental Equity Portfolio
International Opportunities Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account N	Fundamental Equity Portfolio
Growth Opportunities Portfolio

Sun Life of Canada (U.S.) Variable Account H	Growth and Income Portfolio
Mid-Cap Value Portfolio
International Opportunities Portfolio

Sun Life (N.Y.) Variable Account H	International Opportunities Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account R and S	Growth and Income Portfolio
Mid-Cap Value Portfolio

1 of 2

Sun Life (N.Y.) Variable Account L and M	Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account I	Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (N.Y.) Variable Account D	Growth and Income Portfolio
Mid-Cap Value Portfolio

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Lord Abbett Series Fund, Inc.		Lord, Abbett & Co. LLC

By:	/s/ Lawrence H. Kaplan	By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan	Name:	Lawrence H. Kaplan
Title:	Vice President and Secretary	Title:	Member
Date:	7/8/11	Date:	7/8/11

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

By:	/s/ Stephen Deschenes	By:	/s/ Susan J. Lazzo
Name:	Stephen Deschenes	Name:	Susan J. Lazzo
Title:	Senior Vice President	Title:	AVP and Senior Counsel
Date:		Date:	7/8/11

14.

The Fund and Adviser each agrees that the URL indicated on each Summary Prospectus will lead Company contract owners (“Contract Owners”) directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498. To the extent that the web page is not available to Contract Owners, the Fund or Adviser shall promptly notify the Company of any interruptions in availability of this web page. The Fund and Adviser agree that the web landing page used for hosting Summary Prospectuses will not contain any marketing materials relating to any variable insurance contracts and that the landing page will contain Fund documents only for the Fund.

15.

The Fund and Adviser represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract Owner requests for additional Fund documents made directly to the Fund, Adviser or one of their affiliates. The Fund and Adviser further represent and warrant that any information obtained about Contract Owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

16.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract Owners directly to the Company or one of its affiliates.

17.	The Company represents and warrants that any binding together of Summary Prospectuses and/or Statutory Prospectuses for which the Company is responsible will be done in compliance with Rule 498.

18.

At the Company’s request, Adviser and the Fund will provide the Company with access to the current Fund documents for use with Company’s electronic delivery of Fund documents or on the Company’s website. Adviser and the Fund will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the website to which such URLs originally navigate.

19.	If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund and Adviser will provide the Company with at least 120 days’ advance notice of its intent.

20.

The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable. Additionally, the Fund and Adviser agree to indemnify the Company for any and all losses related to any non-compliance with Rule 498 that results in any losses or expense to the Company or its customers.

21.

The parties agree that the Company is not required to distribute Summary Prospectuses to Contract Owners, but rather that the use of the Summary Prospectuses will be at the discretion of the Company. At this time, the Company intends use of the Summary Prospectuses for its Annuity business and continued use of the Statutory Prospectuses as the Company deems appropriate.

22.

In the event of any inconsistencies between the Participation Agreement and this Amendment, the terms of this Amendment shall govern. In addition, except as amended hereby, all other terms and conditions of the Participation Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Stephen Deschenes

Name and Title: Stephen Deschenes, Senior Vice President
Date:11/10/11

By:	/s/ Susan J. Lazzo

Name and Title: Susan J. Lazzo, AVP & Senior Counsel
Date: 11/10/11

LORD ABBETT SERIES FUND, INC.

By:	/s/ Lawrence H. Kaplan

Name and Title: Lawrence H. Kaplan, Vice President and Secretary
Date:11/8/11

LORD, ABBETT & CO. LLC

By:	/s/ Lawrence H. Kaplan

Name and Title: Lawrence H. Kaplan, Member
Date: 11/8/11

APPENDIX A

AVAILABLE PORTFOLIOS

Each of the Portfolios of the Fund, whether existing as of the date of the Agreement or established subsequent thereafter, are available under the Agreement.

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 8

Effective May 1, 2010

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April, 17, 2000, May 1, 2001, September 1, 2002, December 1, 2003, October 1, 2006, January 29, 2007, and August 1, 2007 by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD ABBETT & CO. LLC (formerly Lord, Abbett & Co., a New York partnership) (“ADVISER”), a Delaware limited liability company, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the (“COMPANY”), is hereby amended as follows:

1. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	Fundamental Equity Portfolio
International Opportunities Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account G	Fundamental Equity Portfolio
International Opportunities Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account C	Fundamental Equity Portfolio
International Opportunities Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account H	Growth and Income Portfolio
Mid-Cap Value Portfolio
International Opportunities Portfolio

Sun Life (NY) Variable Account J	International Opportunities Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account H	International Opportunities Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.)	Growth and Income Portfolio
Variable Account R and S	Mid-Cap Value Portfolio

Sun Life (NY) Variable Account L and M	Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account I	Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account D	Growth and Income Portfolio
Mid-Cap Value Portfolio

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President and Secretary
Date:	3/26/10

Lord, Abbett & Co. LLC

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Member and General Counsel
Date:	3/26/10

Sun Life Assurance Company of Canada (U.S.)

For the President By: /s/ Michael F. Conwill Name: Michael F. Conwill Title: Vice President Date:	For the Secretary: By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Assistant Vice President and Sr. Counsel Date:

Sun Life Insurance and Annuity Company of New York

For the President By: /s/ Michael F. Conwill Name: Michael F. Conwill Title: Vice President Date:	For the Secretary: By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Assistant Vice President and Sr. Counsel Date:

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 7

Effective August 1, 2007

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April, 17, 2000, May 1, 2001, September 1, 2002, December 1, 2003, October 1, 2006 and January 29, 2007 by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD ABBETT & CO. LLC (formerly Lord, Abbett & Co., a New York partnership) (“ADVISER”), a Delaware limited liability company, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the (“COMPANY”), is hereby amended as follows:

1. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account G	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account C	All Value Portfolio
International Portfolio

Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account H	Growth and Income Portfolio
Mid-Cap Value Portfolio
International Portfolio

Sun Life (NY) Variable Account J	International Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account H	International Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.)	Growth and Income Portfolio
Variable Account R and S	Mid-Cap Value Portfolio

Sun Life (NY) Variable Account L and M	Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account I	Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account D	Growth and Income Portfolio
Mid-Cap Value Portfolio

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President and Secretary
Date:

Lord, Abbett & Co. LLC

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Member and General Counsel
Date:

Sun Life Assurance Company of Canada (U.S.)

For the President		For the Secretary:

By:	/s/ Bruce Jones	By:	/s/ Bruce A. Teichner
Name:	Bruce Jones	Name:	Bruce A. Teichner
Title:	Vice President	Title:	Assistant Vice President and Sr. Counsel
Date:		Date:

1 of 2

Sun Life Insurance and Annuity Company of New York

For the President		For the Secretary:

By:	/s/ Bruce Jones	By:	/s/ Bruce A. Teichner
Name:	Bruce Jones	Name:	Bruce A.Teichner
Title:	Vice President	Title:	Assistant Vice President and Sr. Counsel
Date:		Date:

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 6

Effective January 29, 2007

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April, 17, 2000, May 1, 2001, September 1, 2002, December 1, 2003, and October 1, 2006 by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD ABBETT & CO. LLC (formerly Lord, Abbett & Co., a New York partnership) (“ADVISER”), a Delaware limited liability company, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the (“COMPANY”), is hereby amended as follows:

1. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account G	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account C	All Value Portfolio
International Portfolio

1 of 2

Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account H	Growth and Income Portfolio
Mid-Cap Value Portfolio
International Portfolio

1 of 2

Sun Life (NY) Variable Account J	International Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account H	International Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.)	Growth and Income Portfolio
Variable Account R and S	Mid-Cap Value Portfolio

Sun Life (NY) Variable Account L and M	Growth and Income Portfolio
Mid-Cap Value Portfolio

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan

Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary
Date:

Lord, Abbett & Co. LLC

By:	/s/ Lawrence H. Kaplan

Name:	Lawrence H. Kaplan
Title:	Member and General Counsel
Date:

Sun Life Assurance Company of Canada (U.S.)

For the President		For the Secretary:

By:	/s/ Raymond Scanlon	By:	/s/ Bruce Teichner
Name:	Raymond Scanlon	Name:	Bruce Teichner
Title:	Vice President	Title:	Assistant Vice President and Sr. Counsel
Date:		Date:

Sun Life Insurance and Annuity Company of New York

For the President		For the Secretary:

By:	/s/ Raymond Scanlon	By:	/s/ Bruce Teichner
Name:	Raymond Scanlon	Name:	Bruce Teichner
Title:	Vice President	Title:	Assistant Vice President and Sr. Counsel
Date:		Date:

1 of 2

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 5

Effective October 1, 2006

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April, 17, 2000, May 1, 2001, September 1, 2002 and December 1, 2003, by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD ABBETT & CO. LLC (formerly Lord, Abbett & Co., a New York partnership) (“ADVISER”), a Delaware limited liability company, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the (“COMPANY”), is hereby amended as follows:

1. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account G	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account C	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account H	Growth and Income Portfolio
Mid-Cap Value Portfolio
International Portfolio

1 of 2

Sun Life (NY) Variable Account J	International Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

Sun Life (NY) Variable Account H	International Portfolio
Growth and Income Portfolio
Mid-Cap Value Portfolio

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President and Secretary
Date:

Lord, Abbett & Co. LLC

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Member and General Counsel
Date:

Sun Life Assurance Company of Canada (U.S.)
For the President		For the Secretary:

By:	/s/ John E. Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Sr. Counsel
Date:		Date: 7/27/06

Sun Life Insurance and Annuity Company of New York
For the President		For the Secretary:

By:	/s/ John E. Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Sr. Counsel
Date:		Date:	7/27/06

1

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 4

Effective December 1, 2003

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April, 17, 2000, May 1, 2001 and September 1, 2002, by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD ABBETT & CO. LLC (formerly Lord, Abbett & Co., a New York partnership) (“ADVISER”), a Delaware limited liability company, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the (“COMPANY”), is hereby amended as follows:

1. Appendix A is deleted in its entirety and replaced with the following:

Appendix A

FUND and its Portfolios
Lord Abbett Series Fund, Inc.	All Value Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

2. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account G	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

1

Sun Life (NY) Variable Account C	All Value Portfolio
International Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

Sun Life (U.S.) Variable Account H	Growth and Income Portfolio
Mid-Cap Value Portfolio

3. Article II is amended to add the following as new Sections 2.10 and 2.11:

“2.10 The COMPANY represents and warrants that its procedures and/or system for receiving orders for shares of the Portfolios of FUND are structured and/or designed to ensure that all orders of shares of the Portfolios of FUND submitted to FUND are based on orders for shares of the Portfolios of FUND received in proper form by the COMPANY prior to the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m. New York time) on the same Business Day as the Business Day on which such orders are to be processed and entitled to be purchased or redeemed.

2.11 The COMPANY represents and warrants that it shall adhere to the terms and conditions set out in Schedule S-1 to this Agreement, and execute and deliver such Schedule S-1 to FUND upon the execution and delivery of this Agreement. In connection with the foregoing, the COMPANY will notify FUND and the Distributor in writing as soon as possible once it knows or should have known that there has been a change to any of the certifications set out in Schedule S-1 to this Agreement.”

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Effective Date: December 1, 2003

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary
Date:	3/17/2005

Lord, Abbett & Co. LLC

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Member and Deputy General Counsel
Date:	3/17/2005

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Sun Life Assurance Company of Canada (U.S.)
For the President		For the Secretary:

By:	/s/ John E. Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Sr. Counsel
Date:	3/10/2005	Date:	3/10/2005

Sun Life Insurance and Annuity Company of Canada
For the President		For the Secretary:

By:	/s/ John E. Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Sr. Counsel
Date:	3/10/2005	Date:	3/10/2005

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SCHEDULE S-1

CERTIFICATION REGARDING CONTROLS OVER TIMING OF MUTUAL FUND TRADING

Each of the undersigned companies (“we”) is responsible for establishing and maintaining effective internal policies and controls, including operational and system controls, with respect to the processing of orders we receive prior to and after the close of the New York Stock Exchange – normally 4:00 p.m. Eastern Time (the “Close of Trading”) for the purchase, redemption and exchange of shares of mutual funds (“Fund Orders”), including each of the portfolios of the Lord Abbett Series Fund, Inc. (each, a “Fund”).

We have followed all applicable rules and regulations and our internal policies regarding the timely handling of Fund Orders and have maintained effective internal controls over our ability to distinguish and appropriately process Fund Orders received prior to and after the Close of Trading, including operational and systems controls. Specifically, we certify that:

Our policies and procedures provide reasonable assurance that Fund Orders we receive prior to the Close of Trading are segregated from Fund Orders we receive after the Close of Trading and are properly transmitted to the Funds (or their agents) for execution at the current day’s NAV.

Our policies and procedures provide reasonable assurance that Fund Orders we receive after the Close of Trading are properly transmitted to the Funds (or their agents) for execution at the next day’s NAV.

Our policies and procedures provide reasonable assurance that transactional information relating to Fund Orders is delivered to the Funds (or their agents) in a timely manner.

We have designed procedures to provide reasonable assurance that our policies with regard to the receipt and processing of Fund Orders are complied with. Such procedures either prevent or detect on a timely basis instances of noncompliance with the policy over the receipt and processing of Fund Orders.

Policies and procedures have been designed and implemented effectively by all third parties, if any, to which we have designated the responsibility to distinguish and appropriately process Fund Orders received prior to and after the Close of Trading.

All Fund Orders we submit will be for employee benefit plans. We will not submit any Fund Orders at net asset value except to the extent that we reasonably believe that such Fund Orders are eligible to be purchased at net asset value pursuant to the terms of each Fund’s prospectus and statement of additional information.

FOR SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ John E. Coleman
Name:	John E. Coleman
Title:	Vice President
Date:	March 10, 2005

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FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 3

September 1, 2002

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April 17, 2000, and May 1, 2001, by and among LORD ABBETT SERIES FUND, INC. (“FUND”), a Maryland Corporation, LORD, ABBETT & CO. (“ADVISER”), a New York Partnership, SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the “COMPANY”), is hereby amended as follows:

1. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	International Portfolio
Growth and Income Portfolio
Mid Cap Value Portfolio

Sun Life of Canada (U.S.) Variable Account G	International Portfolio
Growth and Income Portfolio
Mid Cap Value Portfolio

Sun Life (NY) Variable Account C	International Portfolio
Growth and Income Portfolio
Mid Cap Value Portfolio

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Effective Date: September 1, 2001

LORD ABBETT SERIES FUND, INC.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President

LORD, ABBETT & CO.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Partner

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

By:	/s/ Philip K. Polkinghorn
Name:	Philip K. Polkinghorn
Title:	Vice President, Retirement Product and Services

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

By:	/s/ Philip K. Polkinghorn
Name:	Philip K. Polkinghorn
Title:	Vice President, Retirement Product and Services

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FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 2

May 1, 2001

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April 17, 2000, by and among Lord Abbett Series Fund, Inc. (“FUND”), a Maryland Corporation, Lord, Abbett & Co. (“ADVISER”), a New York Partnership, Sun Life Assurance Company of Canada (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and Sun Life Insurance and Annuity Company of New York, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the “COMPANY”), is hereby amended as follows:

2. Appendix A is deleted in its entirety and replaced with the following:

Appendix A

FUND and its Portfolios
Lord Abbett Series Fund, Inc.	Growth and Income Portfolio
Mid Cap Value Portfolio
International Portfolio

3. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S.) Variable Account F	Growth and Income Portfolio
Mid Cap Value Portfolio
International Portfolio

Sun Life of Canada (U.S.) Variable Account G	Mid Cap Value Portfolio

Sun Life (NY) Variable Account C	Growth and Income Portfolio

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Effective Date: May 1, 2001

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President

Lord, Abbett & Co.

By:	/s/ Paul A. Hilstad
Name:	Paul A. Hilstad
Title:	Partner

Sun Life Assurance Company of Canada (U.S.)

By:	/s/ Ronald J. Fernandes
Name:	Ronald J. Fernandes
Title:	Vice President, Retirement Product & Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

Sun Life Insurance and Annuity Company of New York

By:	/s/ Ronald J. Fernandes
Name:	Ronald J. Fernandes
Title:	Vice President, Retirement Product & Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

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FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 1

April 17, 2000

THIS AGREEMENT made as of the 17th day of February, 1998, by and among Lord Abbett Series Fund, Inc. (“FUND”), a Maryland Corporation, Lord, Abbett & Co. (“ADVISER”), a New York Partnership, and Sun Life Assurance Company of Canada (U.S.), (the “COMPANY”) a life insurance company organized under the laws of the state of Delaware, is hereby amended as follows:

1. INTRODUCTION PARAGRAPH PAGE 1 is deleted in its entirety and replaced with the following:

THIS AGREEMENT made as of the 17th day of February, 1998, and amended on April 17, 2000, by and among Lord Abbett Series Fund, Inc. (“FUND”), a Maryland Corporation, Lord, Abbett & Co. (“ADVISER”), a New York Partnership, Sun Life Assurance Company of Canada (U.S.), a life insurance company organized as a corporation under the laws of the state of Delaware, and Sun Life Insurance and Annuity Company of New York, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the “COMPANY”).

2. Appendix B is deleted in its entirety and replaced with the following:

Appendix B

SEPARATE ACCOUNTS	SELECTED PORTFOLIOS
Sun Life of Canada (U.S.) Variable Account F	Growth and Income Portfolio

Sun Life (NY) Variable Account C	Growth and Income Portfolio

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers signing below.

Effective Date: April 17, 2000

Lord Abbett Series Fund, Inc.

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Vice President

Lord, Abbett & Co.

By:	/s/ Paul A. Hilstad
Name:	Paul A. Hilstad
Title:	Partner

Sun Life Assurance Company of Canada (U.S.)

By:	/s/ Ronald J. Fernandes
Name:	Ronald J. Fernandes
Title:	Vice President, Retirement Product & Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

Sun Life Insurance and Annuity Company of New York

By:	/s/ Ronald J. Fernandes
Name:	Ronald J. Fernandes
Title:	Vice President, Retirement Product & Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

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FUND PARTICIPATION AGREEMENT

THIS AGREEMENT made as of the 17th day of February, 1998, by and among Lord Abbett Series Fund, Inc. (“FUND”), a Maryland Corporation, Lord, Abbett & Co. (“ADVISER”), a New York Partnership, and Sun Life Assurance Company of Canada (U.S.) (the (“COMPANY”), a life insurance company organized under the laws of the State of Delaware.

WHEREAS, FUND is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “ ‘40 Act”), as an open-end, diversified management investment company; and

WHEREAS, FUND is organized as a series fund comprised of several Portfolios (“Portfolios”), those currently available are listed on Appendix A hereto; and

WHEREAS, FUND was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts (“Variable Contracts”) offered by life insurance companies through separate accounts (“Separate Accounts”) of such life insurance companies (“Participating Insurance Companies”) and also offers its shares to certain qualified pension and retirement plans (“Qualified Plans”); and

WHEREAS, FUND intends to apply for an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the ‘40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of FUND to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans (“Exemptive Order”); and

WHEREAS, the COMPANY has established or will establish one or more Separate Accounts to offer Variable Contracts and is desirous of having FUND as one of the underlying funding vehicles for such Variable Contracts; and

WHEREAS, ADVISER is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended and acts as the FUND’s investment adviser and Adviser’s subsidiary, Lord Abbett Distributor LLC, a New York limited liability company (the “Distributor”) is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended and acts as FUND’s principal underwriter; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the COMPANY intends to purchase shares of FUND to fund the aforementioned Variable Contracts and FUND is authorized to sell such shares to the COMPANY at net asset value;

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NOW, THEREFORE, in consideration of their mutual promises, the COMPANY, FUND, and ADVISER agree as follows:

Article I. SALE OF FUND SHARES

1.1 FUND agrees to make available to the Separate Accounts of the COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in FUND’s Registration Statement.

1.2 FUND agrees to sell to the COMPANY those shares of the selected Portfolios of FUND which the COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by FUND or its designee of the order for the shares of FUND. For purposes of this Section 1.2, the COMPANY shall be the designee of FUND for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the order by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such order by 9:00 a.m. New York time on the next following Business Day. “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which FUND calculates its net asset value pursuant to the rules of the SEC.

1.3 FUND agrees to redeem on the COMPANY’s request, any full or fractional shares of FUND held by the COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by FUND or its designee of the request for redemption, in accordance with the provisions of this agreement and FUND’s Registration Statement. For purposes of this Section 1.3, the COMPANY shall be the designee of FUND for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the request for redemption by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such request for redemption by 9:00 a.m. New York time on the next following Business Day.

1.4 FUND shall furnish, on or before the ex-dividend date, notice to the COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolios of FUND. The COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio’s shares in additional shares of the Portfolio provided, however, that the Company reserves the right in the future to receive such dividends and distributions in the form of cash. FUND shall notify the COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

1.5 FUND shall make the net asset value per share for the selected Portfolio(s) available to the COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated and shall make such net asset value available by 6:30 p.m. New York time. In the event that FUND is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the COMPANY to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which FUND takes to make the net asset value available to the COMPANY.

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1.6 At the end of each Business Day, the COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, the COMPANY shall process each such Business Day’s Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of FUND shares which shall be purchased or redeemed at that day’s closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to FUND by the COMPANY by 9:00 a.m. New York time on the Business Day next following the COMPANY’s receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof and the FUND will confirm such orders by 11:00 a.m. on that Business Day.

1.7 If the COMPANY’s order requests the purchase of FUND shares, the COMPANY shall pay for such purchase by wiring federal funds to FUND or its designated custodial account on the day the order is transmitted by the COMPANY. If the COMPANY’s order requests a net redemption resulting in a payment of redemption proceeds to the COMPANY, FUND shall use its best efforts to wire the redemption proceeds to the COMPANY by the next Business Day. In any event, proceeds shall be wired to the COMPANY within three Business Days or within the period permitted by the ‘40 Act or the rules, orders or regulations thereunder and FUND shall notify the person designated in writing by the COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time the same Business Day that the COMPANY transmits the redemption order to FUND. If the COMPANY’s order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Portfolio advised by ADVISER, FUND shall so apply such proceeds the same Business Day that the COMPANY transmits such order to FUND.

1.8 FUND agrees that all shares of the Portfolios of FUND will be sold only to Participating Insurance Companies which have agreed to participate in FUND to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”) and Treasury Regulation 1.817-5. Shares of the Portfolios of FUND will not be sold directly to the general public.

1.9 FUND may refuse to sell shares of any Portfolios to any person, or suspend or terminate the offering of the shares of any Portfolios if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors of the FUND (the “Board”), deemed necessary, desirable or appropriate.

1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to the COMPANY or the Separate Accounts. Shares ordered from Portfolios will be recorded in appropriate book entry titles for the Separate Accounts.

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Article II. REPRESENTATIONS AND WARRANTIES

2.1 The COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Delaware and that it has legally and validly established each Separate Account as a segregated asset account under such laws.

2.2 The COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust (“UIT”) in accordance with the provisions of the ‘40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

2.3 The COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the “ ‘33 Act”) unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

2.4 The COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify FUND immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5 FUND represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the ‘33 Act and sold in accordance with all applicable federal and state laws, and FUND shall be registered under the ‘40 Act prior to and at the time of any issuance or sale of such shares. FUND, subject to Section 1.9 above, shall amend its registration statement under the ‘33 Act and the ‘40 Act from time to time as required in order to effect the continuous offering of its shares. FUND shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by FUND.

2.6 FUND represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

2.7 FUND represents and warrants that each Portfolio invested in by the Separate Account will elect to be treated as a “regulated investment company” under Subchapter M of the Code, and to qualify for such treatment for each taxable year and will notify the COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

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2.8 ADVISER represents and warrants that Distributor is and will be a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”) and is and will be registered as a broker-dealer with the SEC. ADVISER further represents that Distributor will sell and distribute Portfolio shares in accordance with all applicable state and federal laws and regulations, including without limitation the ‘33 Act, the ‘34 Act and the ‘40 Act.

2.9 ADVISER represents and warrants that it and Distributor are still and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

Article III. PROSPECTUS, REPORTS AND PROXY STATEMENTS

3.1 FUND shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of FUND. Except for the costs and fees the Distributor is obligated to pay pursuant to its distribution agreement with the FUND, the FUND shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

3.2 At least annually, FUND or its designee shall provide the COMPANY, free of charge, with as many copies of the current prospectus for the shares of the Portfolios as the COMPANY may reasonably request for distribution to existing Variable Contract owners. FUND or its designee shall provide the COMPANY, at the COMPANY’s expense, with as many more copies of the current prospectus for the shares as the COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by the COMPANY in lieu thereof, FUND or its designee shall provide such documentation (including a “camera ready” copy of the new prospectus as set in type or, at the request of the COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus for the FUND shares and any other fund shares offered as investments for the Variable Contracts printed together in one document. FUND or its designee shall also provide the COMPANY, free of charge, with as many copies of FUND’s current Statement of Additional Information for distribution to all existing Variable Contract owners who request receipt of Statement of Additional Information.

3.3 FUND or its designee shall provide the Company, free of charge, with as many copies of any proxy statements and other materials related to all proxy solicitations initiated by or on behalf of FUND as the COMPANY may reasonably request for distribution, at FUND’s expense, to existing Variable Contract owners. FUND shall also pay all other solicitation costs with respect to proxy solicitations initiated by or on behalf of FUND.

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3.4 FUND or its designee shall provide the Company, free of charge, with as many copies of any annual and semi-annual reports of the FUND as the COMPANY may reasonably request for distribution to existing Variable Contract owners.

3.5 FUND will provide the COMPANY with a reasonable number of copies of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios within a reasonable time after the filing of each such document with the SEC or other regulatory authority. The COMPANY will provide FUND with a reasonable number of copies of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account within a reasonable time after the filing of each such document with the SEC or other regulatory authority.

Article IV. SALES MATERIALS

4.1 The COMPANY will furnish, or will cause to be furnished, to FUND and ADVISER, each piece of sales literature or other promotional material in which FUND or ADVISER or DISTRIBUTOR is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if FUND, ADVISER or DISTRIBUTOR objects to its use in writing within ten (10) Business Days after receipt of such material.

4.2 FUND and DISTRIBUTOR will furnish, or will cause to be furnished, to the COMPANY, each piece of sales literature or other promotional material in which the COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if the COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

4.3 FUND and its affiliates and agents shall not give any information or make any representations on behalf of the COMPANY or concerning the COMPANY, the Separate Accounts, or the Variable Contracts issued by the COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by the COMPANY or its designee, except with the written permission of the COMPANY.

4.4 The COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of FUND, ADVISER or DISTRIBUTOR or concerning FUND, ADVISER or DISTRIBUTOR other than the information or representations contained in a registration statement or prospectus for FUND, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by FUND, ADVISER or DISTRIBUTOR or its designee, except with the written permission of FUND, ADVISER or DISTRIBUTOR, as the case may be.

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4.5 For purposes of this Agreement, the phrase “sales literature or other promotional material” or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the ‘40 Act or the ‘33 Act.

Article V. POTENTIAL CONFLICTS

5.1 The parties acknowledge that FUND intends to file an application with the SEC to request an order granting relief from various provisions of the ‘40 Act and the rules thereunder to the extent necessary to permit FUND shares to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. It is anticipated that the Exemptive Order, when and if issued, shall require FUND and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5. If the Exemptive Order imposes conditions materially different from those provided for in this Section 5, the conditions and undertakings imposed by the Exemptive Order shall govern this Agreement and the parties hereto agree to amend this Agreement consistent with the Exemptive Order. The FUND will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on the COMPANY hereby.

5.2 The Board will monitor FUND for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts investing in FUND. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of FUND are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

5.3 The COMPANY will report any potential or existing conflicts to the Board. The COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of the COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

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5.4 If a majority of the Board or majority of its disinterested members, determines that a material irreconcilable conflict exists, affecting the COMPANY, the COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board’s disinterested members), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from FUND or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of FUND, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e., variable annuity or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of the COMPANY’s decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, the COMPANY may be required, at the election of FUND to withdraw the Separate Account’s investment in FUND, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will FUND or ADVISER (or any other investment adviser of FUND) be required to establish a new funding medium for any Variable Contract. Further, the COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

5.5 The Board’s determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to the COMPANY.

5.6 No less frequently than annually, the COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

5.7 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the ☐40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then FUND, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

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Article VI. VOTING

6.1 The COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the ‘40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, the COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. The COMPANY will be responsible for assuring that each of its Separate Accounts that participates in FUND calculates voting privileges in a manner consistent with applicable laws, rules and orders of the Securities and Exchange Commission. The COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as it votes those shares for which it has received voting instructions.

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Article VII – INDEMNIFICATION

7.1 Indemnification by the COMPANY. The COMPANY agrees to indemnify and hold harmless FUND, ADVISER and DISTRIBUTOR and each of their respective trustees, directors, members, principals, officers, partners, employees and agents and each person, if any, who controls FUND, ADVISER or DISTRIBUTOR within the meaning of Section 15 of the ‘33 Act (each, a “FUND Indemnified Party,” and collectively, the “FUND Indemnified Parties” for purposes of this Article VII) against any and all losses, costs, claims, damages, liabilities (including amounts paid in settlement with the written consent of the COMPANY, which consent shall not be unreasonably withheld) and expenses (including legal and other expenses) (collectively, “COMPANY Indemnification Costs”), to which the FUND Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such COMPANY Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

(a)

arise out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information, if any, for the Variable Contracts (or any amendment or supplement to any of the foregoing), or in any sales literature of or pertaining to COMPANY relating to the Variable Contracts, insofar as such sales literature relates to the sale of the FUND shares under the Variable Contracts and is prepared by Company, persons controlling COMPANY or persons under COMPANY’s control (each a “COMPANY Document,” and collectively, the “COMPANY Documents”), or arise out of or are based upon the omission or the alleged omission to state in such COMPANY Documents a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any FUND Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY by or on behalf of a FUND Indemnified Party for use in such COMPANY Documents, or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or

(b)

arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or statement of additional information of FUND (or any amendment or supplement thereto), or sales literature of or pertaining to the FUND, insofar as such sales literature relates to the sale of FUND shares under the Variable Contracts and is prepared by the FUND, persons controlling FUND, or persons under FUND’s control (each a “FUND Document,” and collectively, “the FUND Documents”), or the omission or alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading, only if and to the extent that any such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of the COMPANY; or

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(c)

arise out of or as a result of statements or representations (other than statements or representations contained in FUND Documents not supplied by the Company, persons controlling the COMPANY, or persons under Company’s control) or wrongful conduct of the COMPANY, persons controlling the COMPANY, or persons under COMPANY’s control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(d)	arise as a result of any failure by the COMPANY to provide the services and furnish the materials under the terms of this Agreement; or

(e)

arise out of or result from any material breach of any representation and/or warranty made by the COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by the COMPANY.

7.2 The COMPANY shall not be liable under this indemnification provision with respect to any COMPANY Indemnification Costs incurred or assessed against a FUND Indemnified Party as such may arise from such FUND Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such FUND Indemnified Party’s duties or by reason of such FUND Indemnified Party’s reckless disregard of obligations or duties under this Agreement.

7.3 The COMPANY shall not be liable under this indemnification provision with respect to any claim made against a FUND Indemnified Party unless such FUND Indemnified Party shall have notified the COMPANY in writing within a reasonable time after a summons or other first legal process giving information of the nature of the claim shall have been served upon such FUND Indemnified Party (or after such FUND Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the COMPANY of any such claim shall not relieve the COMPANY from any liability which it may have to the FUND Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a FUND Indemnified Party, the Company shall be entitled to participate at its own expense in the defense of such action. The COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the COMPANY to such party of the COMPANY’s election to assume the defense thereof, the FUND Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.4 Indemnification by FUND. FUND agrees to indemnify and hold harmless the COMPANY, the principal underwriter (“Underwriter”) in respect of the Variable Contracts issued by the COMPANY, and each of their respective directors, officers, employees, and agents and each person, if any, who controls the COMPANY or Underwriter within the meaning of Section 15 of the ‘33 Act (each, a “COMPANY Indemnified Party”, and collectively, the COMPANY Indemnified Parties” for the purposes of this Article VII) against any and all losses, costs, claims, damages, liabilities (including amounts paid in settlement with the written consent of FUND, which consent shall not be unreasonably withheld) and expenses (including legal and

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other expenses) (collectively “FUND Indemnification Costs”) to which the COMPANY Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such FUND Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a FUND Document, or arise out of or are based upon the omission or the alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any COMPANY Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of a COMPANY Indemnified Party for use in such FUND Documents or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or

(b)

arise out of any untrue statement or alleged untrue statement of a material fact contained in any COMPANY Document, or the omission or alleged omission to state in any COMPANY Document a material fact required to be stated therein or necessary to make the statements therein not misleading , if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of FUND; or

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any COMPANY Document not supplied by FUND, persons controlling FUND, or persons under FUND’s control) or wrongful conduct of FUND, persons controlling FUND, or persons under FUND’s control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(d)

arise as a result of a failure by FUND to provide the services and furnish the materials under the terms of this Agreement, including, without limitation, any failure by the FUND, persons controlling FUND, or persons under FUND’s control, as applicable, to inform the COMPANY of the correct net asset values per share of the selected Portfolio(s) on a timely basis sufficient to ensure the timely execution of all purchase and redemption orders at the correct net asset value per share; or

(e) arise out of or result from any material breach of any representation and/or warranty made by FUND in this Agreement or arise out of or result from any other material breach of this Agreement by FUND.

7.5 Indemnification by Adviser. ADVISER agrees to indemnify and hold harmless the COMPANY Indemnified Parties against any and all losses, costs, claims, damages, liabilities (including amounts paid in settlement with the written consent of ADVISER, which consent

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shall not be unreasonably withheld) and expenses (including legal and other expenses) (collectively “ADVISER Indemnification Costs”) to which the COMPANY Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such ADVISER Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any FUND Document, or arise out of or are based upon the omission or the alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any COMPANY Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to ADVISER by or on behalf of the COMPANY for use in such FUND Documents or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or

(b)

arise out of any untrue statement or alleged untrue statement of a material fact contained in any COMPANY Document, or the omission or alleged omission to state in any COMPANY document a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of FUND or ADVISER; or

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any COMPANY Document not supplied by ADVISER or persons under its control, such as Distributor) or wrongful conduct of ADVISER or persons under its control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

(d)

arise as a result of a failure by FUND or ADVISER to provide the services and furnish the material under the terms of this Agreement, including, without limitation, (i) a failure by a Portfolio invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (ii) a failure by a Portfolio invested in by the Separate Account to qualify as a “regulated invested company” under Subchapter M of the Code and, any thing in this Agreement to the contrary nothwithstanding, excluding, without limitation, any failure by the FUND, persons controlling FUND, or persons under FUND’s control, as applicable, to inform the COMPANY of the correct net asset values per share of the selected Portfolio(s) on a timely basis sufficient to ensure the timely execution of all purchase and redemption orders at the correct net asset value per share.

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(e)

arise out of or result from any material breach of any representation and/or warranty made by FUND or ADVISER in this Agreement or arise out of or result from any other material breach of this Agreement by FUND or ADVISER and, any thing in this Agreement to the contrary notwithstanding, excluding without limitation, any failure by the FUND, persons controlling FUND, or Persons under FUND’s control, as applicable, to inform the COMPANY of the correct net asset values per share of the selected Portfolio(s) on a timely basis sufficient to ensure the timely execution of all purchase and redemption orders at the correct net asset value per share.

7.6 FUND or ADVISER shall not be liable under this indemnification provision with respect to any FUND Indemnification Costs or ADVISER Indemnification Costs incurred or assessed against a COMPANY Indemnified Party as such may arise from such COMPANY Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such COMPANY Indemnified Party’s duties or by reason of such COMPANY Indemnified Party’s reckless disregard of obligations or duties under this Agreement.

7.7 FUND or ADVISER, as the case may be, shall not be liable under this indemnification provision with respect to any claim made against a COMPANY Indemnified Party unless such COMPANY Indemnified Party shall have notified FUND or ADVISER, as the case may be, in writing within a reasonable time after a summons or other first legal process giving information of the nature of the claim shall have been served upon such COMPANY Indemnified Party (or after such COMPANY Indemnified Party shall have received notice of such service on any designated agent), but failure to notify FUND or ADVISER of any such claim shall not relieve FUND or ADVISER from any liability which it may have to the COMPANY Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a COMPANY Indemnified Party, each of FUND or ADVISER shall be entitled to participate at its own respective expense in the defense thereof. FUND or ADVISER also shall be entitled to assume the defense of such action, with counsel satisfactory to the party named in the action. After notice from the FUND or ADVISER to any such party of FUND or ADVISER’s election to assume the defense thereof, the COMPANY Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and FUND or ADVISER will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

Article VIII. TERM; TERMINATION

8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

8.2 This Agreement shall terminate in accordance with the following provisions:

(a)	At the option of the COMPANY or FUND at any time from the date hereof upon one year’s notice, unless a shorter time is agreed to by the parties;

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(b)

At the option of the COMPANY, if FUND shares are not reasonably available to meet the requirements of the Variable Contracts as determined by the COMPANY. Prompt notice of election to terminate shall be furnished by the COMPANY, said termination to be effective ten days after receipt of notice unless FUND makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

(c)

At the option of the COMPANY, upon the institution of formal proceedings against FUND by the SEC, the National Association of Securities Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the COMPANY’s reasonable judgment, materially impair FUND’s ability to meet and perform FUND’s obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the COMPANY with said termination to be effective upon receipt of notice;

(d)

At the option of FUND, upon the institution of formal proceedings against the COMPANY by the SEC, the National Association of Securities Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in FUND’s reasonable judgment, materially impair the COMPANY’s ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by FUND with said termination to be effective upon receipt of notice;

(e)

In the event FUND’s shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by the COMPANY. Termination shall be effective upon such occurrence without notice;

(f)

At the option of FUND if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if FUND reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by the COMPANY;

(g)

At the option of the COMPANY, upon FUND’s breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of the COMPANY within ten days after written notice of such breach is delivered to FUND;

(h)

At the option of FUND, upon the COMPANY’s breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of FUND within ten days after written notice of such breach is delivered to the COMPANY;

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(i)

At the option of FUND, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

(j)	In the event this Agreement is assigned without the prior written consent of the COMPANY, FUND, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

8.3 Notwithstanding any termination of this Agreement, FUND at the option of the COMPANY will continue to make available additional FUND shares, as provided below, pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”). Specifically, without limitation, the owners of the Existing Contracts or the COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in FUND, redeem investments in FUND and/or invest in FUND upon the payment of additional premiums under the Existing Contracts.

Article IX. NOTICES

Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to FUND, or ADVISER.

Lord, Abbett & Co.

The GM Building – 767 Fifth Avenue

New York, New York 10153-0203

Attn: Legal Department

After January 17, 2000

Lord, Abbett & Co.

90 Hudson Street

Jersey City, NJ 07302-3973

Attn: Legal Department

If to the COMPANY:

Sun Life Assurance Company of Canada (U.S)

One Copley Place

Boston, Massachusetts 02116

Attention: Margaret Hankard

Senior Associate Counsel

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After December 31, 1998

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley, Massachusetts 02481

Attention: Maura Murphy

Senior Counsel

Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

Article X. MISCELLANEOUS

10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York, without regard to its conflict of law provisions. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

10.5 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Board or officers of FUND or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with FUND or a Portfolio must look solely to the property of FUND or that Portfolio, respectively, for enforcement of any claims against FUND or that Portfolio. It is also understood that each of the Portfolios listed in Exhibit B shall be deemed to be entering into a separate Agreement with the COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with the COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry or due diligence review relating to this Agreement or the transactions contemplated hereby with due regard for the fact that ADVISER is a private partnership.

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10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.8 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by FUND, ADVISER and the COMPANY.

10.9 If this Agreement terminates, the parties agree that Article 7 and Sections 10.5, 10.6 and 10.7 shall remain in effect after termination.

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IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

Lord Abbett Series Fund, Inc.

By:	/s/ Paul A. Hilstad
Name:	Paul A. Hilstad
Title:	Vice President and Secretary

Lord, Abbett & Co.

By:	/s/ Paul A. Hilstad
Name:	Paul A. Hilstad
Title:	Partner

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S)

By:	/s/ C. James Prieur
Name:	C. James Prieur
Title:	Sr VP and General Manager for the US

By:	/s/ Scott M. Davis
Name:	Scott M. Davis
Title:	Associate Counsel

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Appendix A

FUND and its Portfolios
Lord Abbett Series Fund, Inc.	Growth and Income Portfolio

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Appendix B

Separate Accounts	Selected Portfolios
Sun Life of Canada (U.S) Variable Account F	Growth and Income Portfolio

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